UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

_______________

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported)  November 23, 2004

NEOMETRIX TECHNOLOGY GROUP, INC.

(Exact name of registrant as specified in its charter)

Delaware	0-23995	57-1157824
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

8910 Route 108, Suite C, Columbia, MD 21045

(Address of Principal Executive Office) (Zip Code)

(301) 384-2400

(Registrant’s telephone number, including area code)

Not Applicable

(Former Name or Former Address, If Changed Since Last Report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.01

Completion of Acquisition or Disposition of Assets

On November 30, 2003 the Registrant intends to close the operations of its operating subsidiary, AMS Systems, Inc. AMS Systems, Inc., a reseller of computer hardware, has been unable to generate sufficient gross profit to enable it to pay its ongoing operating expenses. Because most of its customers are government agencies, AMS’s gross margins were very low. Delays in collecting its receivables led to increased financing costs, and AMS was unable to obtain substitute or additional financing necessary to enable it to operate profitably. Upon the closing of AMS Systems, Inc., the Registrant and its subsidiaries will no longer have any active business operations.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

NEOMETRIX TECHNOLOGY GROUP, INC.

Date: November 23, 2004	By:	/s/ G. TODD HODGES
G Todd Hodges Secretary

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